UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2026

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18702 N. Creek Parkway, Suite 100 Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 939-7410

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Immunome, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on June 9, 2026 (the “Annual Meeting”). As of April 16, 2026, the record date for the Annual Meeting, 113,249,519 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The following tables set forth the final results of the voting for the matters voted upon at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 24, 2026 (the “Proxy Statement”).

Proposal 1: Election of Directors

The Company’s stockholders elected the three persons listed below as Class III directors, each to serve until the Company’s 2029 Annual Meeting of Stockholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
James Boylan	70,209,570	22,171,996	11,768,578
Sandra Swain, M.D.	92,157,301	224,265	11,768,578
Philip Wagenheim	92,162,632	218,934	11,768,578

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 by the Audit Committee of the Company’s Board of Directors. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,100,900	27,134	22,110	-

Proposal 3: Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,908,436	1,442,116	31,014	11,768,578

Proposal 4: Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

The Company’s stockholders indicated, on an advisory basis, their preference for the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The final voting results are as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
91,949,591	368,407	41,534	22,034	11,768,578

Consistent with these results, the Company determined that future stockholder advisory votes on named executive officer compensation will be held every year until the next required advisory vote on the frequency of stockholder advisory votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	Immunome, Inc.

	By:	/s/ Max Rosett
	Name:	Max Rosett
	Title:	Chief Financial Officer